Scudder
Pacific
Opportunities
Fund


Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds


Seeks long-term capital appreciation through investment primarily in the equity securities of Pacific Basin companies, excluding Japan. A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER  [LOGO]

          Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  21  Report of Independent Accountants
  24  Officers and Directors
  25  Investment Products and Services
  26  Scudder Solutions


                                    In Brief

o The malaise overhanging Pacific Basin markets persisted over the six-months ended April 30, 1997. Yet, there are several positive forces at work that we expect to lead to an upturn in selected markets.

o Scudder Pacific Opportunities Fund provided a 2.26% total return for the six months, resulting in a ranking among the top one-third of 86 Pacific funds (excluding Japan) according to Lipper.

o Stock selection continues to be driven by uncovering the most promising companies in the region, rather than allocating assets by country attractiveness.

                     2 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                         Letter From the Fund's Chairman
Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Pacific Opportunities Fund for the six-month period ended April 30, 1997.

     Your Fund provided a positive return despite volatility in stock markets across the Pacific Basin during the period. The Fund avoided many of the pitfalls of this environment by staying with its individual stock selection approach. Although the last 18 months have been challenging for investors, we remain committed to this approach and our belief in the superior long-term investment opportunities of the Pacific Basin. Your portfolio management team discusses the Fund's activities in more detail beginning on page 6.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the `fund of funds' approach, offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 25.

     Thank you for your continued investment in Scudder Pacific Opportunities Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Pacific Opportunities Fund

                     3 -- SCUDDER PACIFIC OPPORTUNITIES FUND

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------
1 Year          $  9,554    -4.46%     -4.46%
Life of Fund*   $ 13,809    38.09%      7.62%
--------------------------------------------
MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
--------------------------------------------
1 Year          $  9,260     -7.40%    -7.40%
Life of Fund*   $ 18,496     84.96%    15.25%
--------------------------------------------
* The Fund commenced operations on December 8, 1992.
  Index comparisons begin December 31, 1992.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER PACIFIC OPPORTUNITIES FUND
Year             Amount
----------------------
12/92*           $10000
4/93             $10992
10/93            $13508
4/94             $13464
10/94            $14720
4/95             $12779
10/95            $13141
4/96             $14454
10/96            $13504
4/97             $13809

MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
Year             Amount
----------------------
12/92*           $10000
4/93             $11910
10/93            $16472
4/94             $16806
10/94            $19062
4/95             $16185
10/95            $17131
4/96             $19974
10/96            $18525
4/97             $18496

YEARLY PERIODS ENDED APRIL 30

The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends reinvested and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
--------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30

                       1993*    1994      1995     1996      1997
                     -----------------------------------------------
NET ASSET VALUE...   $ 13.19  $ 16.08   $ 15.17   $ 17.05   $ 16.27
INCOME DIVIDENDS..   $    --  $   .08   $   .10   $   .10   $   .01
CAPITAL GAINS
DISTRIBUTIONS.....   $    --    $ .01   $    --   $    --     $  --
FUND TOTAL
RETURN (%)........      9.92    22.49     -5.09     13.11     -4.46
INDEX TOTAL
RETURN (%)........     19.10    41.11     -3.69     23.42     -7.40

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.

                     4 -- SCUDDER PACIFIC OPPORTUNITIES FUND

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 9% Cash Equivalents)
---------------------------------------------------------------------------
Hong Kong                          20%
Indonesia                          16%
Taiwan                             14%
Malaysia                           14%
Korea                               7%
Australia                           7%
Singapore                           7%
India                               6%
China                               3%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------
Your Fund was broadly diversified
across the Pacific Basin region
during the six-month period ended
April 30, 1997.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 9% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          45%
Manufacturing                      14%
Transportation                      8%
Consumer Staples                    5%
Utilities                           4%
Energy                              4%
Media                               4%
Construction                        3%
Durables                            3%
Other                              10%
--------------------------------------
                                  100%
--------------------------------------
The financial sector consists of
insurance companies, banks,
conglomerates, and real estate
companies.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(28% of Portfolio)
--------------------------------------------------------------------------
1.   ASTRA INTERNATIONAL INC.
     Distributor of automobiles, motorcycles and related spare parts in Indonesia
2.   HSBC HOLDINGS LTD.
     Bank holding company in Hong Kong
3.   TELEVISION BROADCASTS, LTD.
     Television broadcasting in Hong Kong
4.   HUTCHISON WHAMPOA, LTD.
     Container terminal and real estate company in Hong Kong
5.   CHINA DEVELOPMENT CORP.
     Leading venture capital firm and
     investment bank in Taiwan
6.   GUANGSHEN RAILWAY CO. LTD.
     Operator of only railroad in the Pearl River Delta
7.   BAJAJ AUTO
     Maker of two and three wheel vehicles in India
8.   EVERGREEN MARINE CORP.
     Operator of containerized freighters in Taiwan
9.   KOREA ELECTRIC POWER CO.
     Electric Utility
10.  NEW WORLD DEVELOPMENT CO., LTD.
     Property investment and development, construction and engineering, hotels and restaurants, telecommunications in Hong Kong

We pursue an individual stock
selection strategy which we
believe is the key to
outperformance in the Pacific
Basin over the long term.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                     5 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Pacific Opportunities Fund provided a 2.26% total return for the six-month period ended April 30, 1997, exceeding the performance of the Fund's benchmark, the unmanaged MSCI All Country Asia Free Index (excluding Japan), which returned -0.16% for the same period.

                                 Market Summary

Navigating Pacific Basin equity markets remained challenging for the six-month period, as the performance of the individual markets varied greatly. Weakness in Thailand and South Korea persisted and the March increase in U.S. short-term interest rates cooled optimism in Hong Kong, New Zealand and Singapore. Declines toward the end of the period offset earlier gains in Malaysia and the Philippines. Only Australia, China, India, Indonesia, and Taiwan -- which comprise less than 45% of your Fund's investment universe -- posted positive returns during the period.

In our view, volatility could persist in the near term as the Southeast Asian markets -- in a case of "guilt-by-association" -- react to Thailand's mounting financial woes. Your Fund has been underweight in Thailand for quite some time, and held a near-zero percentage weighting in Thailand at the end of the period. We view recent weakness in Indonesia, Malaysia and the Philippines as an opportunity to purchase exceptionally high-quality companies at attractive valuations.

We anticipate continued strength in Australia, China, Indonesia, India and Taiwan, and we look for an upturn in the Hong Kong, Malaysian, Philippine, and South Korean equity markets following recent price declines. In general, we believe that economic growth should accelerate and current account problems will likely ease as export growth rebounds and monetary policy is loosened following a prolonged period of restraint. Recent data releases lead us to believe that the upturn could occur sooner, rather than later.


Accelerating economic growth and improving trade flows, particularly in the face of decelerating inflation and stable-to-falling interest rates in the Pacific Basin, suggest that aggregate corporate profit growth in our favored markets should ramp-up from the 15% compound annual growth rate of the 1993-96 period to 18%-20% in 1997-98. In our opinion, improving profitability, combined with attractive stock valuations following nearly three years of market stagnation portend a rebound in selected Pacific Basin equity markets. While investors were scrambling to buy shares at price-to-earnings ratios of 25-30 at year end 1993, the markets are now trading at approximately 15 times projected 1997 earnings. The price-to-earnings ratio is a gauge of a stock's value given the company's earnings.


                     6 -- SCUDDER PACIFIC OPPORTUNITIES FUND

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE: Market Performance

CHART PERIOD: 10/31/96 to 4/30/97

CHART DATA:

Taiwan           25.04%
India            16.03%
Indonesia         7.55%
Australia         3.53%
Hong Kong        -1.75%
Philippines      -6.34%
New Zealand      -6.47%
Malaysia         -6.91%
Singapore        -7.26%
Korea           -14.23%
Thailand        -27.22%

Source: Morgan Stanley Capital International indices in U.S. dollars


                               Portfolio Strategy

We maintain our view that superior stock selection is the key to outstanding performance in both the healthy trade and economic environment for the Pacific Basin that we envision for the balance of 1997 and over the longer term. We look for companies that are undervalued, fast-growing, and exceptionally well-managed. Among these, we select companies with dominant positions in clearly identifiable market niches and distinct competitive advantages. High or improving returns on equity and operating margins, and strong balance sheets, are also important characteristics we emphasize in selecting stocks for the portfolio.

This emphasis on stock selection was a significant contributor to your Fund's positive performance for the six-month period. Five of the Fund's ten largest holdings were among the portfolio leaders in U.S. dollar terms. These were Astra International, Indonesia's dominant supplier of motor vehicles; China Development Corporation, a Taiwanese holding company with significant exposure to the technology sector; HSBC, which is among the largest and least expensive bank holding companies in the world with leadership positions in Hong Kong and throughout the Asia-Pacific region; Hutchison Whampoa, the world's largest independent port operator; and TVB, Hong Kong's leading television broadcaster.

Your Fund's automotive-related holdings continued to move higher, and positions in Taiwan turned in excellent performance. In addition, our bottom-up investment approach yielded an underweight position in Thailand, the weakest market for the six month period. However, the Fund's limited holdings in that market dramatically outperformed the local MSCI index. On the negative side, the Fund's Hong Kong property exposure hurt Fund performance, with Kerry Properties and New World Development among the laggards.

Recent portfolio additions and current holdings reflect our views that...

o The electronics cycle has bottomed. The Fund's technology holdings in Taiwan were among the top performers during the six-month period. We initiated positions in Acer Peripherals, one of the world's leading producers of computer peripheral equipment; Delta Electronics, a niche-oriented Taiwanese electronic components manufacturer; Samsung Electronics, a leading South Korean DRAM


                     7 -- SCUDDER PACIFIC OPPORTUNITIES FUND
producer; and UMC, a Taiwanese memory producer.

o The stage has been set for a recovery in selected Pacific Basin economies. We believe that economic activity should accelerate in 1997 in the face of improving trade flows, decelerating inflation, and stable-to-lower interest rates. During the period, we added to our vehicle-related holdings, and we initiated positions in selected Indonesian banks. We also purchased a few downtrodden economically sensitive stocks, including Crompton Greaves in India, and Fletcher Challenge Building in New Zealand.

o Europe and Japan could buoy global economic growth later this year. Based on this view, we recently initiated positions in two diversified, globally competitive Australian metals mining companies, and we maintained your Fund's exposure to the Indonesian pulp and paper sector and Posco, a South Korean steel producer.

The evidence suggesting long-term capital appreciation in Asian stocks remains compelling. Economic growth throughout the region is robust by western standards and is expected to accelerate over 1997-98. While the past few years have shown that strong economic growth is no guarantee of satisfying stock market performance, we see many attractive values emerging. Our visits with company managements and our research suggest that corporate earnings should be strong for many companies. Near-term market volatility is always a risk when investing in Asia. However, in our view, superior stock selection will be the key to outperformance in both the improving trade and economic environment that we envision over the long term.


Sincerely,

Your Portfolio Management Team

/s/Elizabeth J. Allan            /s/Nicholas Bratt
Elizabeth J. Allan               Nicholas Bratt

/s/Theresa M. Gusman
Theresa M. Gusman


                     8 -- SCUDDER PACIFIC OPPORTUNITIES FUND

               Investment Portfolio as of April 30, 1997

                                                                  Principal      Market
                                                                Amount ($) (c)  Value ($)
-----------------------------------------------------------------------------------------
Repurchase Agreements 9.0%
-----------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
 dated 4/30/97 at 5.375%, to be repurchased at
 $26,060,890 on 5/1/97, collateralized by a $26,445,000                       -----------
 U.S. Treasury Note, 5.5%, 2/28/99 (Cost $26,057,000) ......       26,057,000  26,057,000
                                                                              -----------

Bonds 0.1%
-----------------------------------------------------------------------------------------
Malaysia
                                                                              -----------
AMMB Holdings Berhad, 5%, 5/13/02 (Cost $249,060) (b) ......  MYR     616,000     303,031
                                                                              -----------
Convertible Bonds 2.6%
-----------------------------------------------------------------------------------------
Malaysia 0.3%
AMMB Holdings Berhad (ICULS), 7.5%, 5/8/02 (b) .............  MYR     616,000     183,752
Arab Malaysian Finance Berhad (ICULS), 7.5%, 5/25/02 (b) ...  MYR     540,000     140,837
Multi-Purpose Holdings Berhad (ICULS) 3%, 12/31/02 .........  MYR     829,000     308,749
Renong Berhad (ICULS), 4%, 5/21/01 .........................  MYR     746,000     264,465
                                                                               ----------
                                                                                  897,803
                                                                               ----------
Philippines 1.2%
AYALA International Finance Co., 3%, 6/8/00 .................       1,087,000   1,206,570
International Container Terminal, Inc., 1.75%, 3/13/04 ......       2,244,000   2,199,120
                                                                               ----------
                                                                                3,405,690
                                                                               ----------
Taiwan 1.1%
Acer Peripherals Inc., 1.25%, 11/27/06 ......................       2,590,000   3,211,600
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $8,302,701)                                       7,515,093
-----------------------------------------------------------------------------------------

                                                                     Shares
-----------------------------------------------------------------------------------------
Common Stocks 88.3%
-----------------------------------------------------------------------------------------
Australia 6.1%
Australia & New Zealand Banking Group Ltd.
(General trading and savings bank) ..........................         620,302   3,960,835
C R A Ltd. (Mining, manufacturing and development) ..........         197,100   2,938,151
GIO Australia Holdings Ltd. (Insurance company) .............       1,448,800   4,292,316
National Australia Bank, Ltd. (Commercial bank) .............         314,931   4,309,155
Woodside Petroleum Ltd. (Major oil and gas producer) ........         303,500   2,413,562
                                                                               ----------
                                                                               17,914,019
                                                                               ----------
China 2.7%
Guangshen Railway Co. Ltd.* (ADR) (Operator of
 only railroad in the Pearl River delta) ....................         326,895   7,763,756
                                                                               ----------
Hong Kong 18.6%
First Pacific Co., Ltd. (International management
 and investment company) ....................................       5,091,849   6,080,114
Great Eagle Holdings Ltd. (Property development) ............         874,000   2,594,978

    The accompanying notes are an integral part of the financial statements.


                    9 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                                                                                 Market
                                                                     Shares     Value ($)
-----------------------------------------------------------------------------------------
Guoco Group Ltd. (Investment holding company) ...............         711,000   3,395,985
HSBC Holdings Ltd. (Bank holding company) ...................         387,775   9,786,357
Hutchison Whampoa, Ltd. (Container terminal and
 real estate company) .......................................       1,222,000   9,070,548
Kerry Properties Ltd.* (Real estate company) ................       1,558,000   3,569,935
New World Development Co., Ltd. (Property investment
 and development, construction and engineering, hotels
 and restaurants, and telecommunications) ...................       1,090,000   6,289,679
Shangri-La Asia Ltd. (Hotel and property holding company) ...       3,097,900   3,839,133
Television Broadcasts, Ltd. (Television broadcasting) .......       2,290,000   9,430,194
                                                                               ----------
                                                                               54,056,923
                                                                               ----------
India 5.8%
Bajaj Auto (GDR) (Maker of two and three wheel vehicles) ....         222,015   7,293,193
Crompton Greaves Ltd.* (GDR) (Manufacturer of
 electrical equipment) ......................................         922,689   2,652,731
Ranbaxy Laboratories (GDR) (Pharmaceutical company) .........          56,205   1,405,125
State Bank of India* (GDR) (Bank) ...........................         229,500   5,582,588
                                                                               ----------
                                                                               16,933,637
                                                                               ----------
Indonesia 14.8%
Asia Pacific Resources International Holdings Ltd.*
 (Manufacturer of rayon fiber for Asian textile
 markets, owner of world's leading paper pulp mill) .........         578,200   2,601,900
Asia Pulp & Paper Co., Ltd.* (ADR) (Producer of
 pulp and paper) ............................................         455,200   6,088,300
Astra International Inc. (Foreign registered)
 (Distributor of automobiles, motorcycles
 and related spare parts) ...................................       2,758,000  10,101,317
Bakrie & Brothers (Foreign registered)
 (Manufacturer of industrial steel products,
 steel pipes, corrugated sheet iron,
 asbestos and fiber cements) ................................       5,345,000   2,364,558
Bank Danamon Indonesia (Commercial and foreign
 exchange bank) .............................................       1,497,000   1,447,716
Bank International Indonesia (Foreign registered) (Bank) ....       2,202,500   1,586,163
Ciputra Development Co. (Foreign registered)
 (Developer of office properties, shipping and
 commercial centers, industrial properties and
 sports facilities) .........................................       4,798,500   4,245,586
HM Sampoerna (Foreign registered) (Tobacco company) .........         599,500   2,411,569
Indorama Synthetics (Foreign registered) (Producer
 of polyester fiber, yarn and fabric) .......................       7,714,800   5,794,037
Jaya Real Properties (Foreign registered)
 (Property developer) .......................................       2,428,000   3,147,407
Lippobank (Foreign registered) (Private bank) ...............       1,497,000   1,432,315
Putra Surya Multidana (Manufacturer of motorcycles
 and automobile parts) ......................................         532,000     602,058
Telekomunikasi Indonesia (Telecommunication services) .......         836,000   1,212,716
                                                                               ----------
                                                                               43,035,642
                                                                               ----------
Korea 6.4%
Hyundai Engineering & Construction Co.*
 (Leading general contractor) ...............................           1,320      26,489
Kookmin Bank* (GDS) (Major commercial bank) .................         126,000   2,252,250

    The accompanying notes are an integral part of the financial statements.


                    10 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                                                                                 Market
                                                                     Shares     Value ($)
-----------------------------------------------------------------------------------------
Korea Electric Power Co. (Electric utility) .................         214,730   6,403,383
Korean Air Co., Ltd. (Airline) ..............................          85,309   1,539,770
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) ..          47,530   3,541,518
Samsung Electronics Co., Ltd. (Major electronics
 manufacturer) ..............................................          38,564   2,619,931
Samsung Heavy Industries Co., Ltd.* (Machinery manufacturer)            4,383      39,015
Ssangyong Oil Refining Co. (Major oil refiner) ..............         108,900   2,185,325
                                                                               ----------
                                                                               18,607,681
                                                                               ----------
Malaysia 11.9%
AMMB Holdings Berhad (Holding company for Arab Malaysian
 Merchant Bank Berhad which provides financial, insurance
 and investment services) ...................................         616,000   4,097,670
Arab Malaysian Finance Berhad (Foreign registered)
 (Licensed finance company) .................................         973,000   2,131,647
Arab-Malaysian Corp. (Investment holding company with
 interests in financial services, infrastructure
 and property) ..............................................       1,063,000   4,403,585
Commerce Asset Holding Berhad (Banking and financial
 services holding company) ..................................             302       1,804
Malakoff Berhad (Cultivation and processing of natural
 rubber, oil palm and cocoa) ................................         495,000   1,971,719
Malayan Banking Berhad (Leading banking and financial
 services group) ............................................         497,000   4,949,213
Malaysia Assurance Alliance Berhad
 (Multiline insurance company) ..............................         324,000   1,742,282
Malaysian Airline System Berhad (Air transportation
 and related services) ......................................       1,398,000   3,090,580
Malaysian Resources Corp. (Property development and
 investment) ................................................         427,000   1,224,617
Multi-Purpose Holdings Berhad (Investment holding company) ..         409,000     667,955
Oriental Holdings Berhad (Investment holding company) .......         319,200   2,415,774
Public Bank Berhad (Foreign registered) (Commercial bank) ...       1,446,000   2,396,080
Tenaga Nasional Berhad (Electric power generator
 and distributor) ...........................................         676,000   3,123,521
United Engineers (Malaysia) Berhad (Leading
 comprehensive contractor) ..................................         324,000   2,297,232
                                                                               ----------
                                                                               34,513,679
                                                                               ----------
New Zealand 1.1%
Fletcher Challenge Building Corp. (Commercial,
 industrial and residential construction) ...................       1,125,700   3,160,586
                                                                               ----------
Philippines 1.4%
Aboitiz Equity Ventures Inc. (Conglomerate: electricity,
 infrastructure, shipbuilding) ..............................      13,309,270   1,160,839
First Philippine Holdings Corp. "B" (Holding company
 involved in electric power distribution, construction
 services and passenger bus transportation) .................       1,248,450   2,177,804
International Container Terminal Services, Inc. .............
 (Containerized cargo handling firm) ........................       1,337,600     786,227
                                                                               ----------
                                                                                4,124,870
                                                                               ----------
Singapore 6.1%
City Developments Ltd. (Developer of residential,
 industrial, retail and investment properties,
 owner and operator of hotels) ..............................         698,000   5,643,815
Fraser & Neave Ltd. (Producer of soft drinks, beer,
 stout and dairy products) ..................................         373,000   2,706,634

    The accompanying notes are an integral part of the financial statements.


                    11 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                                                                                 Market
                                                                     Shares     Value ($)
-----------------------------------------------------------------------------------------
Oversea-Chinese Banking Corp., Ltd. (Foreign registered)
 (Provider of banking and financial services) ...............         308,000   3,597,236
Overseas Union Bank Ltd. (Foreign registered)
 (Leading bank group) .......................................         872,000   5,724,948
                                                                               ----------
                                                                               17,672,633
                                                                               ----------
Taiwan 11.6%
Asustek Computer Inc.* (Manufacturer of computer mainboards,
 audio/video cards and network cards) .......................          62,000   1,826,826
Cathay Life Insurance Co. (Life insurance company) ..........       1,050,500   6,266,540
China Development Corp. (Leading venture capital firm
 and investment bank) .......................................       2,177,750   9,054,275
Delta Electronic Industrial (Manufacturer of power
 supply equipment) ..........................................         800,000   4,121,475
Evergreen Marine Corp. (Operator of containerized freighters)       3,630,000   6,627,440
Pacific Construction Co. (Land development and
 public works construction) .................................       2,118,000   2,243,579
United World Chinese Commercial Bank (Commercial banking) ...       1,394,950   3,580,674
                                                                               ----------
                                                                               33,720,809
                                                                               ----------
Thailand 1.8%
PTT Exploration and Production Co., Ltd.*
 (Foreign registered) (Petroleum refinery) ..................         389,700   4,982,670
Thai Telephone & Telecommunications PCL* (Foreign
 registered) (Telecommunication services) ...................         420,450     257,525
                                                                               ----------
                                                                                5,240,195
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $226,715,067)                                       256,744,430
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $261,323,828) (a)                  290,619,554
-----------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $261,859,272. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $28,760,282. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $41,740,882 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,980,600.

 (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,169,138 (1.47% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $5,148,350.

 (c) Principal amount stated in U.S. dollars unless otherwise noted.

  *  Non-income producing security

     Currency Abbreviations
     MYR Malaysian Ringgits

    The accompanying notes are an integral part of the financial statements.


                    12 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of April 30, 1997

Assets
---------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $261,323,828) ...........  $ 290,619,554
                  Cash ............................................................            192
                  Foreign currency holdings, at market (identified cost $1,703,175)      1,701,248
                  Receivables for investments sold ................................      2,264,209
                  Dividends and interest receivable ...............................        513,323
                  Receivables for Fund shares sold ................................        955,563
                  Deferred organization expense ...................................          7,002
                  Other assets ....................................................          6,429
                                                                                     -------------
                  Total assets ....................................................    296,067,520
 Liabilities
---------------------------------------------------------------------------------------------------
                  Payable for investments purchased ...............................      5,496,303
                  Payable for Fund shares redeemed ................................      7,878,376
                  Accrued management fee ..........................................        262,714
                  Other payables and accrued expenses .............................        289,943
                                                                                     -------------
                  Total liabilities ...............................................     13,927,336
                 ----------------------------------------------------------------------------------
                  Net assets, at market value                                        $ 282,140,184
                 ----------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net investment loss .................................     (1,165,441)
                  Unrealized appreciation on:
                     Investments ..................................................     29,295,726
                     Foreign currency related transactions ........................          1,445
                  Accumulated net realized loss ...................................     (3,601,238)
                  Paid-in capital .................................................    257,609,692
                 ----------------------------------------------------------------------------------
                  Net assets, at market value                                        $ 282,140,184
                 ----------------------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($282,140,184 / 17,336,183 shares of capital stock               --------------
                    outstanding, $.01 par value, 100,000,000 shares authorized)....         $16.27
                                                                                     --------------

    The accompanying notes are an integral part of the financial statements.


                    13 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                             Statement of Operations

                         six months ended April 30, 1997

Investment Income
---------------------------------------------------------------------------------------------------
                  Dividends (net of foreign taxes withheld of $169,779) ...........  $   1,502,519
                  Interest (net of foreign taxes withheld $503) ...................        607,489
                                                                                     -------------
                                                                                         2,110,008
                                                                                     -------------
                  Expenses:
                  Management fee ..................................................      1,804,113
                  Services to shareholders ........................................        691,207
                  Custodian and accounting fees ...................................        387,354
                  Directors' fees and expenses ....................................         26,001
                  Reports to shareholders .........................................         60,316
                  Auditing ........................................................         48,050
                  Registration fees ...............................................         32,753
                  Legal ...........................................................          6,989
                  Amortization of organization expenses ...........................          5,765
                  Other ...........................................................         37,642
                                                                                     -------------
                                                                                         3,100,190
                 ----------------------------------------------------------------------------------
                  Net investment loss                                                     (990,182)
                 ----------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .....................................................      9,975,895
                  Foreign currency related transactions ...........................        (93,542)
                                                                                     -------------
                                                                                         9,882,353
                                                                                     -------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .....................................................      2,321,092
                  Foreign currency related transactions ...........................        (58,150)
                                                                                     -------------
                                                                                         2,262,942
                 ----------------------------------------------------------------------------------
                  Net gain on investment transactions                                   12,145,295
                 ----------------------------------------------------------------------------------
                 ----------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations               $  11,155,113
                 ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    14 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                       Statements of Changes in Net Assets

                                                                                       Six Months         Year
                                                                                          Ended           Ended
                                                                                        April 30,       October 31,
Increase (Decrease) in Net Assets                                                          1997            1996
--------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ....................................  $    (990,182)   $     460,669
                  Net realized gain (loss) from investment transactions ...........      9,882,353        2,141,153
                  Net unrealized appreciation (depreciation) on investment
                    transactions during the period ................................      2,262,942        9,929,700
                                                                                     -------------    -------------
                  Net increase (decrease) in net assets resulting from
                    operations ....................................................     11,155,113       12,531,522
                                                                                     -------------    -------------
                  Distributions to shareholders from net investment income ........       (208,282)      (2,376,933)
                                                                                     -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold .......................................    221,705,461      339,049,361
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions .................................        183,112        2,101,548
                  Cost of shares redeemed .........................................   (280,086,760)    (405,479,114)
                                                                                     -------------    -------------
                  Net decrease in net assets from Fund share transactions .........    (58,198,187)     (64,328,205)
                                                                                     -------------    -------------
                  Decrease in net assets ..........................................    (47,251,356)     (54,173,616)
                  Net assets at beginning of period ...............................    329,391,540      383,565,156
                  Net assets at end of period (including accumulated net
                    investment loss of $1,165,442, and undistributed net            ---------------  ---------------
                    investment income of $33,023, respectively) ...................  $ 282,140,184    $ 329,391,540
                                                                                    ---------------  ---------------
Other Information
--------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .......................     20,682,798       24,595,415
                                                                                     -------------    -------------
                  Shares sold .....................................................     13,157,318       20,929,794
                  Shares issued to shareholders in reinvestment of
                    distributions  ................................................         10,985          133,516
                  Shares redeemed .................................................    (16,514,918)     (24,975,927)
                                                                                     -------------    -------------
                  Net decrease in Fund shares .....................................     (3,346,615)      (3,912,617)
                                                                                    ---------------  ---------------
                  Shares outstanding at end of period .............................     17,336,183       20,682,798
                                                                                    ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                    15 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                              For the Period
                                                                                                December 8,
                                                                                                    1992
                                             Six Months                                        (commencement
                                               Ended         Years Ended October 31,          of operations) to
                                              April 30,                                          October 31,
                                               1997(a)       1996(a)      1995        1994          1993
---------------------------------------------------------------------------------------------------------------
                                              -----------------------------------------------------------------
Net asset value, beginning of period .....     $15.93        $15.59      $17.57      $16.21       $12.00
                                              -----------------------------------------------------------------
Income from investment operations:
Net investment income (loss) .............       (.05)          .02         .10         .04          .04
Net realized and unrealized gain
   (loss) on investment transactions .....        .40           .42       (1.98)       1.41         4.17
                                              -----------------------------------------------------------------
Total from investment operations .........        .35           .44       (1.88)       1.45         4.21
                                              -----------------------------------------------------------------
Less distributions from:
Net investment income ....................       (.01)         (.10)       (.10)       (.08)         --
Net realized gains on investment
   transactions ..........................        --            --          --         (.01)         --
                                              -----------------------------------------------------------------
Total distributions ......................       (.01)         (.10)       (.10)       (.09)         --
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
Net asset value, end of period ...........     $16.27        $15.93      $15.59      $17.57       $16.21
                                              -----------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Total Return (%) .........................       2.26**        2.76      (10.73)       8.97        35.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...        282           329         384         499          270
Ratio of operating expenses, net to
   average daily net assets (%) ..........       1.91*         1.75        1.74        1.81         1.75*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ..................       1.91*         1.75        1.74        1.81         2.90*
Ratio of net investment income
   (loss) to average daily net
   assets (%) ............................       (.61)*         .12         .65         .28         1.41*
Portfolio turnover rate (%) ..............       79.6*         95.4        64.0        38.5          9.9*
Average commission rate paid (b) .........     $.0170        $.0148         --          --           --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for periods ending on or after October 31, 1996.
 *  Annualized
 ** Not annualized


                    16 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                    17 -- SCUDDER PACIFIC OPPORTUNITIES FUND

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $12,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($100,000) and October 31, 2003 ($12,800,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.


                    18 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $122,832,470 and $182,283,744, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1997, the fee pursuant to the Agreement amounted to $1,804,113 of which $262,714 is unpaid at April 30, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SSC aggregated $584,034, of which $84,779 is unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by STC aggregated $31,724, of which $4,830 is unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $101,979, of which $17,378 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $26,001.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                    19 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                    20 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Pacific Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Pacific Opportunities Fund, including the investment portfolio, as of April 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six month period then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the three years in the period ended October 31, 1996, and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six month period then ended and for the year ended October 31, 1996, and the financial highlights for the six month period ended April 30, 1997, for each of the three years in the period ended October 31, 1996, and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 12, 1997

                    21 -- SCUDDER PACIFIC OPPORTUNITIES FUND

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                                  intentionally
                                   left blank.











                    22 -- SCUDDER PACIFIC OPPORTUNITIES FUND

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                    23 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia University
Graduate School of Business

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary


                        * Scudder, Stevens & Clark, Inc.

                    24 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                        Investment Products and Services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund


Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
  ------
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Growth
        and Income Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. Scudder Solutions

                    25 -- SCUDDER PACIFIC OPPORTUNITIES FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy
          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit
          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890                                               Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell
          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect
          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------



                    26 -- SCUDDER PACIFIC OPPORTUNITIES FUND



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder
          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(SM) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                    27 -- SCUDDER PACIFIC OPPORTUNITIES FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER [LOGO]